UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2020

AMERICA’S CAR-MART, INC.

(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1805 North 2nd Street, Suite 401, Rogers, Arkansas 72756

(Address of principal executive offices, including zip code)

(479) 464-9944

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRMT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2020 annual meeting of stockholders of America’s Car-Mart, Inc. (the “Company”) was held on August 26, 2020. The record date for such meeting was July 8, 2020 on which date there were a total of 6,824,322 shares of common stock outstanding and entitled to vote. The following matters were voted upon by the Company’s stockholders at the annual meeting. The numbers of votes cast for, against or withheld as well as the number of abstentions and broker non-votes, for each of these matters are set forth below.

1. To elect directors for a term of one year:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ann G. Bordelon	5,551,595	103,249	21,100	789,628
Ray C. Dillon	5,354,025	111,427	210,492	789,628
Daniel J. Englander	5,534,727	137,965	3,252	789,628
William H. Henderson	5,597,918	56,895	21,131	789,628
Joshua G. Welch	5,561,458	111,233	3,253	789,628
Jeffrey A. Williams	5,629,225	45,539	3,180	789,628

2. To approve an advisory resolution regarding the Company's compensation of its named executive officers.

Votes For	4,244,127
Votes Against	1,409,168
Votes Abstained	22,649
Broker Non-Votes	789,628

3. To ratify the selection of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending April 30, 2021.

Votes For	6,385,788
Votes Against	72,386
Votes Abstained	7,398
Broker Non-Votes	0

4. To approve an amendment to the Company’s Amended and Restated Stock Option Plan, increasing the number of shares authorized for issuance under the plan by 200,000.

Votes For	5,083,763
Votes Against	570,613
Votes Abstained	21,568
Broker Non-Votes	789,628

No additional business or other matters came before the meeting or any adjournment thereof.

Item 8.01	Other Matters

On August 26, 2020, the Board of Directors of the Company elected Joshua G. Welch as Chairman of the Company’s Board of Directors (the “Board”). Mr. Welch will receive an additional $10,000 annual retainer to serve as Chairman of the Board. He will continue to serve on the nominating, compliance, audit and compensation committees of the Board. Mr. Welch has served as a director since January 2018.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Stock Option Plan (Incorporated by reference to Appendix B to the Company’s Proxy Statement on Schedule 14A filed with the SEC on June 23, 2015).
10.2	Amendment to Amended and Restated Stock Option Plan (Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on September 4, 2018).

10.3	Amendment to Amended and Restated Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: August 31, 2020	/s/ Vickie D. Judy
Vickie D. Judy
Chief Financial Officer
(Principal Financial Officer)